
                                          TOYOTA MOTOR CREDIT CORPORATION
                      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
        DISTRIBUTION DATE OF JULY 15, 2002 FOR THE COLLECTION PERIOD JUNE 1, 2002 THROUGH JUNE 30, 2002

---------------------------------------------------------------------------------------------------------------------
                                                                         Class A-1               Class A-2
                                                   Total                  Balance                 Balance
---------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                           $1,552,000,000.00         $444,000,000.00          $387,000,000.00
  Receivables Pool Balance                     $1,600,001,788.00
  Principal Factor                                    1.00000000              1.00000000               1.00000000
  Rate                                                                          1.91375%                    2.79%
  Final Scheduled Payment Date                                         June 16, 2003         December 15, 2004
  Number of Contracts                                    102,386
  Weighted Average A.P.R.                                  7.24%
  Weighted Average Remaining Term                          51.97 months
  Servicing Fee Rate                                       1.00%

POOL DATA - PRIOR MONTH
------------------------
  Securities Balance                           $1,441,069,794.21         $333,069,794.21          $387,000,000.00
  Receivables Pool Balance                     $1,489,071,582.21
  Securities Pool Factor                              0.92852435              0.75015719               1.00000000
  Number of Contracts                                     99,312
  Weighted Average A.P.R.                                  7.24%
  Weighted Average Remaining Term                          50.30 months
  Precompute and Simple Interest Advances          $1,557,753.48
  Payahead Account Balance                           $415,039.26

  Interest Shortfall                                       $0.00                   $0.00                    $0.00
  Principal Shortfall                                      $0.00                   $0.00                    $0.00

POOL DATA - CURRENT MONTH
--------------------------
  Securities Balance                           $1,393,177,011.23         $285,177,011.23          $387,000,000.00
  Receivables Pool Balance                     $1,441,178,799.23
  Securities Pool Factor                              0.89766560              0.64229057               1.00000000
  Number of Contracts                                     97,802
  Weighted Average A.P.R.                                  7.24%
  Weighted Average Remaining Term                          49.53 months
  Precompute and Simple Interest Advances          $2,164,198.87
  Payahead Account Balance                           $309,636.25

  Interest Shortfall                                       $0.00                   $0.00                    $0.00
  Principal Shortfall                                      $0.00                   $0.00                    $0.00
---------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
                                              Class A-3              Class A-4
                                               Balance                Balance
-------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                         $457,000,000.00         $264,000,000.00
  Receivables Pool Balance
  Principal Factor                                1.00000000              1.00000000
  Rate                                                 3.76%                   4.39%
  Final Scheduled Payment Date              June 15, 2006          May 15, 2009
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
------------------------
  Securities Balance                         $457,000,000.00         $264,000,000.00
  Receivables Pool Balance
  Securities Pool Factor                          1.00000000              1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance

  Interest Shortfall                                   $0.00                   $0.00
  Principal Shortfall                                  $0.00                   $0.00

POOL DATA - CURRENT MONTH
--------------------------
  Securities Balance                         $457,000,000.00         $264,000,000.00
  Receivables Pool Balance
  Securities Pool Factor                          1.00000000              1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance

  Interest Shortfall                                   $0.00                   $0.00
  Principal Shortfall                                  $0.00                   $0.00
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                              $0.00
  Specified Reserve Account Percentage                                                0.00%
  Specified Reserve Account Amount                                                    $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                     3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                $48,761,195.39

  Beginning Balance                                                                   $0.00
  Total Withdraw                                                                      $0.00
  Amount Available for Deposit to the Reserve Account                         $4,013,260.49
                                                                            ---------------
  Reserve Account Balance Prior to Release                                    $4,013,260.49
  Reserve Account Required Amount                                                     $0.00
  Reserve Account Release to Seller                                           $4,013,260.49
                                                                            ---------------
  Ending Reserve Account Balance                                                      $0.00
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                               $8,000,009.00

  Beginning of Period Balance                                                  $0.00
  Draws                                                                        $0.00
  Reimbursements                                                               $0.00
                                                                      ---------------
  End of Period Balance                                                        $0.00

  Current Period Undrawn Amount                                        $8,000,009.00
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                    Vehicles            Amount
                                                                    --------            ------
  Liquidated Contracts                                                  7
  Gross Principal Balance of Liquidated Receivables                                           $74,248.97
  Net Liquidation Proceeds Received During the Collection Period                             ($46,981.73)
  Recoveries on Previously Liquidated Contracts                                                    $0.00
                                                                                            --------------
  Aggregate Credit Losses for the Collection Period                                           $27,267.24
                                                                                            --------------

                                                                                            --------------

  Cumulative Credit Losses for all Periods                             11                     $42,864.28
                                                                       --                   --------------
  Repossessed in Current Period                                        15
                                                                       --



RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
    Second Preceding Collection Period                                                             0.00%
    First Preceding Collection Period                                                              0.01%
    Current Collection Period                                                                      0.02%

---------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
-------------
Three Month Average                                                                                0.01%
Charge-off Rate Indicator ( > 2.25%)                                                   CONDITION NOT MET
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------



                                            Percent   Contracts      Percent            Amount
                                            -------   ---------      -------            ------


  31-60 Days Delinquent                     0.52%          511       0.55%             $7,990,316.88
  61-90 Days Delinquent                     0.08%           81       0.09%             $1,305,407.44
  Over 90 Days Delinquent                   0.04%           44       0.04%               $629,313.07
                                                     ---------                      ----------------
  Total Delinquencies                                      636                         $9,925,037.39
                                                     =========                      ================
 Repossessed Vehicle Inventory                              32 *

   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING

NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

    Second Preceding Collection Period                                                          0.00%

    First Preceding Collection Period                                                           0.07%

    Current Collection Period                                                                   0.13%


CONDITION (II) (DELINQUENCY PERCENTAGE)
---------
Three Month Average                                                                             0.07%

Delinquency Percentage Indicator ( > 2.25%)                                         CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

                                    TOYOTA MOTOR CREDIT CORPORATION
                   SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST
     DISTRIBUTION DATE OF JULY 15, 2002 FOR THE COLLECTION PERIOD JUNE 1, 2002 THROUGH JUNE 30, 2002


-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A-1               Class A-2
                                                              Total                  Balance                 Balance
-------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                                $47,818,534.01
  Interest Payments Received                                  $8,362,845.79
  Net Precomputed Payahead Amount                               $105,403.01
  Aggregate Net Liquidation Proceeds Received                    $46,981.73
  Principal on Repurchased Contracts                                  $0.00
  Interest on Repurchased Contracts                                   $0.00
  Total Collections                                          $56,333,764.54
  Net Simple Interest Advance Amount                            $550,833.33
  Net Precomputed Advance Amount                                 $55,612.06
  Total Available Amount                                     $56,940,209.93

AMOUNTS DUE
-----------
  Servicing Fee                                               $1,240,892.99
  Accrued and Unpaid Interest                                 $3,793,273.47
  Principal                                                  $47,892,782.98
  Reserve Fund                                                $4,013,260.49
  Total Amount Due                                           $56,940,209.93

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                               $1,240,892.99
  Interest                                                    $3,793,273.47          $495,765.14              $899,775.00
  Principal                                                  $47,892,782.98       $47,892,782.98                    $0.00
  Reserve Fund                                                $4,013,260.49
                                                            ----------------     ---------------             ------------
  Total Amount Distributed                                   $56,940,209.93       $48,388,548.12              $899,775.00
-------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------
                                                    Class A-3              Class A-4
                                                     Balance                Balance
-------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts
  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount
  Total Available Amount

AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Fund
  Total Amount Due

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee
  Interest                                          $1,431,933.33             $965,800.00
  Principal                                                 $0.00                   $0.00
  Reserve Fund
                                                  ---------------         ----------------
  Total Amount Distributed                          $1,431,933.33             $965,800.00
------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------

Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                            $989,953.72
  Prepayments in Full                                           77 contracts                 $655,589.42
  Repurchased Receivables Principal                                                                $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                 $0.00
  Total Collections                                                                        $1,659,367.71
  Advances - Reimbursement of Previous Advances                                                    $0.00
  Advances - Current Advance Amount                                                           $55,612.06
  Payahead Account - Payments Applied                                                        $105,403.01
  Payahead Account - Additional Payaheads                                                          $0.00

Simple Interest Contracts
-------------------------
  Collected Principal                                                                     $28,758,361.77
  Prepayments in Full                                         1426 contracts              $17,414,629.10
  Collected Interest                                                                       $8,349,021.22
  Repurchased Receivables Principal                                                                $0.00
  Repurchased Receivables Interest                                                                 $0.00
  Advances - Reimbursement of Previous Advances                                                    $0.00
  Advances - Current Advance Amount                                                          $550,833.33
---------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.




 /s/ Angela Brown
-------------------------------------------------------
Angela Brown
ABS Accounting Manager



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